EXHIBIT 32.1


                           SECTION 1350 CERTIFICATION


     In connection with the Annual Report of Uranium Engergy Corp. (the "Company") on Form 10-KSB for the period ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Amir Adnani, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 21, 2007



                                        By: /s/ AMIR ADNANI
                                            _____________________________
                                                Amir Adnani
                                                President and  Chief Executive
                                                Officer